Exhibit 99.1

FEDERAL REALTY INVESTMENT TRUST

Supplemental Information
March 31, 2004

TABLE OF CONTENTS

1.	First Quarter 2004 Earnings Press Release	3

2.	Financial Highlights
	Summarized Operating Results	8
	Summarized Balance Sheet	9
	Funds From Operations / Summary of Capital Expenditures	10
	Market Data / Capital Availability	11
	Operational Statistics	12

3.	Summary of Debt
	Summary of Outstanding Debt	13
	Summary of Debt Maturities	14

4.	Summary of Redevelopment Opportunities and Santana Row	15

5.	2004 Acquisitions and Dispositions	16

6.	Real Estate Status Report	17

7.	Shopping Center / Street Retail Summary	19

8.	Leasing Summary
	Retail Leasing Summary -- Comparable	20
	Retail Leasing Summary -- Non-comparable	21

9.	Lease Expirations	22

10.	Portfolio Leasing Statistics	23

11.	Summary of Top 25 Tenants	24

12.	Reconciliation of 2004 EPS to 2004 FFO Guidance	25

13.	Glossary of Terms	26

1626 East Jefferson Street
Rockville, Maryland 20852-4041
301/998-8100

Certain matters discussed within this Supplemental Information may be deemed to be forward looking statements within the meaning of the federal securities laws. Although we believe the expectations reflected in the forward looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained. The factors that may impact these expectations include:

•	risks that growth will be limited if additional capital cannot be obtained;

•	risks of financing, such as our ability to consummate additional financings or obtain replacement financing on terms which are acceptable to us, our ability to meet existing financial covenants and the possibility of increases in interest rates that would result in increased interest expense;

•	risks normally associated with the real estate industry, including risks that tenants will not pay rent or that we may be unable to renew leases or relet space at favorable rents as leases expire, that new acquisitions or development, construction and renovation projects may fail to perform as expected, that competition for acquisitions could result in increased prices, that there may be environmental risks at our properties, and, because real estate is illiquid, that we may not be able to sell properties when appropriate;

•	risks related to our status as a REIT for federal income tax purposes, such as the existence of complex regulations relating to our status as a REIT, the effect of future changes in REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT; and

•	those risks detailed from time to time in our SEC reports, including our current report on Form 8-K filed with the SEC on March 11, 2004, and our annual report on Form 10-K filed with the SEC on March 15, 2004, as amended.

Federal Realty assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

FOR IMMEDIATE RELEASE

Investor Inquiries	Media Inquiries
Andrew Blocher	Kristine Warner
Vice President, Capital Markets & Investor Relations	Director, Corporate Communications
301/998-8166	301/998-8212
ablocher@federalrealty.com	kwarner@federalrealty.com

FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FIRST QUARTER 2004 OPERATING RESULTS

ROCKVILLE, Md. (May 5, 2004) — Federal Realty Investment Trust (NYSE:FRT) today reported operating results for its first quarter ended March 31, 2004.

•	Funds from Operations (FFO) per diluted share increased 7.8% over first quarter 2003.

•	Earnings per diluted share increased 7.7% versus the quarter ending March 31, 2003.

•	Compared to first quarter 2003, same-center property operating income increased 3.7% excluding redevelopments and expansions, and 4.0% including redevelopments and expansions.

•	Cash rent increases on lease rollovers were 17.0% for the first quarter on 375,000 square feet of comparable retail space.

•	FFO per diluted share guidance for 2004 was increased to a range of $2.81 to $2.84.

Financial Results

Federal Realty reported FFO per diluted share of $0.69 in first quarter 2004, a 7.8% increase over the $0.64 reported in first quarter 2003. On an absolute basis, FFO available to common shareholders was $34.8 million for the first quarter of 2004 compared to $28.9 million for last year’s first quarter. Net income available for common shareholders was $14.4 million, and earnings per diluted share were $0.28 for the quarter ended March 31, 2004, versus $11.5 million and $0.26, respectively, for the first quarter of 2003.

Donald Wood, Federal Realty’s President and Chief Executive Officer commented, “In the first quarter of 2004, we continued to successfully execute all aspects of the Trust’s business plan. We increased the value of our existing portfolio through re-leasing and redevelopment, we acquired Westgate Mall, an asset that is accretive today and whose performance will improve through the recapture of spaces that currently

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FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FIRST QUARTER 2004 OPERATING RESULTS
May 5, 2004

have under-market rents, and we accessed both the public debt and equity markets to further improve our financial flexibility and strengthen our balance sheet.”

Portfolio Results

On a same-center basis, including redevelopment and expansion properties, property operating income increased 4.0% over first quarter 2003. When redevelopment and expansion properties are excluded from the same-center results, property operating income increased 3.7% from first quarter 2003.

As of March 31, 2004, Federal Realty’s same-center portfolio was 96.2% leased compared to 96.0% on December 31, 2003, and 96.2% on March 31, 2003. Overall, the Trust’s portfolio was 93.3% leased as of March 31, 2004, compared to 93.1% on December 31, 2003, and 94.3% on March 31, 2003.

During the first quarter, the Trust signed 84 leases for over 450,000 square feet of retail space. On a comparable space basis (i.e. spaces for which there was a former tenant), the Trust leased 375,000 square feet at a weighted-average cash-basis contractual rent increase per square foot (i.e. excluding the impact of straight-line rents) of 17.0%. The weighted-average contractual rent on this comparable space for the first year of the new lease is $21.98 per square foot compared to the weighted-average contractual rent of $18.78 per square foot for the last year of the prior lease. The previous weighted-average contractual rent is calculated by including both the minimum rent and the percentage rent actually paid during the last year of the lease term for the re-leased space. On a GAAP basis (i.e. including the impact of straight-line rents), rent increases per square foot for comparable retail space were 26.9% for the first quarter of 2004. As of March 31, 2004, Federal Realty’s weighted-average contractual rent for retail and commercial space in its portfolio was $18.04 per square foot.

At Santana Row, Federal Realty’s mixed-use community in San Jose, Calif., 90% of the retail space was leased to 102 tenants as of March 31, 2004. With respect to the residential component of Santana Row, 95% of the 255 existing residential units were leased as of March 31, 2004, and the development of the 256 Phase IV residential units remains on schedule and on budget.

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FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FIRST QUARTER 2004 OPERATING RESULTS
May 5, 2004

Guidance

Federal Realty is today increasing guidance for 2004 FFO per diluted share to a range of $2.81 to $2.84, or $1.22 to $1.25 of earnings per diluted share.

Summary of Other Quarterly Activities and Recent Developments

•	April 2, 2004 — Federal Realty sold approximately 2.2 million common shares of beneficial interest in a public offering underwritten by Wachovia Securities and Legg Mason Wood Walker Incorporated. The sale generated approximately $99.1 million of proceeds to the Trust, or $45.33 per share, a 3.00% discount from the previous day’s New York Stock Exchange closing price of $46.73. The Trust used the net proceeds from the sale to repay the amounts outstanding under its revolving credit facility, which had been used to acquire Westgate Mall on March 31, 2004.

•	March 31, 2004 — Federal Realty announced the acquisition of Westgate Mall, a 637,000 square foot shopping center in San Jose, California. The Trust acquired the fee interest in the shopping center for $97.0 million in cash from a private owner. Federal Realty expects to increase the value of the property through the re-leasing of retail space that is currently substantially below market. In addition, the Trust is evaluating potential long-term redevelopment opportunities for the shopping center. Westgate Mall was 98% leased as of March 31, 2004, with the tenancy consisting primarily of strong national and regional merchants including Safeway, Target, Burlington Coat Factory, Ross Dress For Less, Nordstrom Rack, Barnes & Noble, Any Mountain Sporting Goods, Old Navy, and Michaels.

•	March 3, 2004 — Federal Realty announced that its Board of Trustees had declared a regular quarterly cash dividend of $0.49 per share on its common shares, resulting in an indicated annual rate of $1.96 per share.

•	January 21, 2004 — Federal Realty priced a $75 million offering of seven-year senior unsecured notes. The 4.50% notes are due February 15, 2011, and were offered at 99.698% of par. Proceeds from the offering were primarily used to repay existing corporate debt.

•	January 13, 2004 — Federal Realty increased its previously issued FFO per diluted share guidance for 2003 to $2.69, and to a range of $2.78 to $2.82 for 2004. The increase in FFO guidance resulted from the final settlement of the Santana Row fire insurance claim.

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FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FIRST QUARTER 2004 OPERATING RESULTS
May 5, 2004

•	January 5, 2004 — Federal Realty announced the sale of four Street Retail properties, totaling 62,000 square feet, in West Hartford, Conn. — 967 and 970 Farmington Avenue, 27-43 LaSalle Road, and 1253 New Britain Avenue — for $15.7 million, generating a book gain of approximately $7.9 million. The sales price reflects a 7.6% capitalization rate based on Federal Realty’s estimates of forward 12-month property operating income.

Conference Call Information

Federal Realty’s management team will present an in-depth discussion of the Trust’s operating performance on its first quarter earnings conference call, which is scheduled for Thursday, May 6, 2004, at 11 a.m. EDT. To participate, please call (888) 566-5771 five to ten minutes prior to the call’s start time and use the Passcode EARNINGS (required). The conference leader is Andrew Blocher. Federal Realty will also provide an online Web Simulcast on the company’s Web site, www.federalrealty.com, which will remain available for 14 days following the call. A telephone recording of the call will also be available for 14 days by dialing (800) 679-9654.

Federal Realty Investment Trust is an equity real estate investment trust specializing in the ownership, management, development, and redevelopment of shopping centers and Street Retail properties. Federal Realty’s portfolio contains approximately 16.9 million square feet located primarily in strategic metropolitan markets in the Northeast, Mid-Atlantic, and California. The operating portfolio was approximately 93% leased to more than 2,200 national, regional, and local retailers as of March 31, 2004, with no single tenant accounting for more than 2.4% of rental revenue. Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962, and has increased its dividend rate for 36 consecutive years, the longest consecutive record in the REIT industry.

Shares of Federal Realty are traded on the NYSE under the symbol FRT. Additional information about Federal Realty can be found on the Internet at www.federalrealty.com.

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FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
FIRST QUARTER 2004 OPERATING RESULTS
May 5, 2004

Safe Harbor Language

Certain matters discussed within this press release may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although Federal Realty believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The factors that may impact these expectations include:

•	risks of financing, such as our ability to meet existing financial covenants and the possibility of increases in rental rates that would result in increased interest expense;

•	risks that our growth will be limited if we cannot obtain additional capital;

•	risks normally associated with the real estate industry, including risks that our tenants will not pay rent or that we may be unable to renew leases or relet space at favorable rents as leases expire, that new acquisitions or our development, construction and renovation projects may fail to perform as expected, that competition for acquisitions could result in increased prices, that we may have environmental risks at our properties, and, because real estate is illiquid, that we may not be able to sell properties when appropriate;

•	risks that we may not proceed with or obtain necessary approvals for any redevelopment, and that any redevelopment or expansion that we do pursue may not perform as anticipated;

•	risks related to our status as a REIT for federal income tax purposes, such as the existence of complex regulations relating to our status as a REIT, the effect of future changes in REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT; and

•	those additional risks detailed from time to time in our SEC reports, including our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our statement of risk factors on Form 8-K.

Federal Realty assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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Federal Realty Investment Trust
Summarized Operating Results
March 31, 2004

Financial Highlights
(in thousands, except per share data)
(unaudited)

OPERATING RESULTS	Three months ended March 31,
	2004	2003
Revenue
Rental income	$89,643	$79,247
Other property income	5,091	4,083
Interest and other income	1,439	1,215

	96,173	84,545
Expenses
Rental	22,401	21,527
Real estate taxes	9,223	7,736

Total property operating expenses	31,624	29,263

Property operating income (1)	64,549	55,282

Interest	21,319	17,579
Administrative	4,182	3,274
Depreciation and amortization	20,622	17,333

Total other expenses	46,123	38,186

Income before minority interests and discontinued operations	18,426	17,096
Minority Interests	(1,189)	(1,070)

Income from continuing operations	17,237	16,026

Operating income from discontinued operations	(48)	350
Gain on sale of real estate	57	—

Income from discontinued operations	9	350

Net income	17,246	16,376
Dividends on preferred stock	(2,869)	(4,856)

Net income available for common shareholders	$14,377	$11,520

FUNDS FROM OPERATIONS AVAILABLE FOR COMMON SHAREHOLDERS

Net income available for common shareholders	$14,377	$11,520
Gain on sale of real estate	(57)	—
Depreciation and amortization of real estate assets	18,726	15,798
Amortization of initial direct costs of leases	1,498	1,354
Income attributable to operating partnership units	235	206

Funds from operations available for common shareholders	$34,779	$28,878

Weighted average number of common shares, diluted	50,613	45,354

Funds from operations per share	$0.69	$0.64

EARNINGS PER COMMON SHARE, BASIC

Income from continuing operations	$0.29	$0.25
Discontinued operations	0.00	0.01

	$0.29	$0.26

Weighted average number of common shares, basic	49,163	44,271

EARNINGS PER COMMON SHARE, DILUTED

Income from continuing operations	$0.28	$0.25
Discontinued operations	0.00	0.01

	$0.28	$0.26

Weighted average number of common shares, diluted	50,613	45,354

(1) See Glossary of Terms

Federal Realty Investment Trust
Summarized Balance Sheet
March 31, 2004

Financial Highlights
(in thousands, except per share data)

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2004	2003
	(unaudited)
ASSETS
Real estate, at cost
Operating	$2,491,842	$2,342,315
Development	105,106	127,834

	2,596,948	2,470,149
Less accumulated depreciation and amortization	(532,280)	(514,177)

Net real estate investments	2,064,668	1,955,972
Cash and cash equivalents	27,940	34,968
Mortgage notes receivable	42,419	41,500
Accounts receivable	34,916	31,207
Other assets	79,112	79,788

TOTAL ASSETS	$2,249,055	$2,143,435

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Obligations under capital leases, mortgages and construction loans	$413,528	$414,357
Notes payable	426,537	361,323
Senior notes and debentures	570,500	535,000
Other liabilities	125,899	111,799

Total liabilities	1,536,464	1,422,479
Minority interests	28,952	29,582
Shareholders’ equity
Preferred stock	135,000	135,000
Common shares and other shareholders’ equity	548,639	556,374

Total shareholders’ equity	683,639	691,374

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,249,055	$2,143,435

Federal Realty Investment Trust
Funds From Operations/ Summary of Capital Expenditures
March 31, 2004

	Three Months Ended
	March 31, 2004	March 31, 2003
	(in thousands, except per share data)
Funds From Operations (FFO)(1)

Net income (loss) available for common shareholders	$14,377	$11,520
Gain on sale of real estate	(57)	—
Depreciation and amortization of real estate assets	18,726	15,798
Amortization of initial direct costs of leases	1,498	1,354
Income attributable to operating partnership units	235	206

FFO Available for Common Shareholders	$34,779	$28,878

Weighted average shares outstanding	50,613	45,354
FFO per share	$0.69	$0.64

Summary of Capital Expenditures

Non-maintenance capital expenditures
Development	$6,993	$45,743
Acquisition related (2)	7,287	—
Redevelopment and expansions	2,667	2,921
Tenant Improvements	9,978	2,804

Total non-maintenance capital expenditures	26,925	51,468
Maintenance capital expenditures	2,807	758

Total capital expenditures	$29,732	$52,226

Dividends and Payout Ratios

Common dividends declared	$24,167	$21,907
Dividend payout ratio % — FFO	69%	76%

Note:

(1)	See Glossary of Terms.

(2)	Capital expenditures related to properties acquired in the last two years for which non-maintenance expenditures were planned at the time of the acquisition underwriting.

Federal Realty Investment Trust
Market Data / Capital Availability
March 31, 2004

	As of		March 31, 2004
			with effect for
			April 2004
	March 31, 2004	March 31, 2003	offering (4)
	(in thousands, except per share data)
Market data
Common shares outstanding (1)	49,320	45,188	51,507
Market price per common share	$46.20	$30.37	$46.20
Series A preferred shares outstanding (2)	—	4,000	—
Market price per Series A preferred share	—	$25.10	—
Series B preferred shares outstanding	5,400	5,400	5,400
Market price per Series B preferred share	$27.64	$26.40	$27.64
Equity market capitalization	$2,427,840	$1,615,320	$2,528,879
Total debt (3)	1,410,565	1,146,756	1,312,565

Total market capitalization	$3,838,405	$2,762,076	$3,841,444

Total debt to market capitalization (share prices as of 3/31)	37%	42%	34%

Total debt to market capitalization (share prices as of 5/3/04) (5)	42%	—	39%

Capital availability:
Cash on hand	$27,940	$18,113	$27,940
Available capacity under line of credit	135,000	151,000	233,000
Available for issuance under shelf registration statement	325,000	500,000	225,000

	$487,940	$669,113	$485,940

Note:

(1)	Consists of 50,790,678 shares outstanding, and is net of 1,470,275 shares held in Treasury as of March 31, 2004. As of March 31, 2003, consists of 46,650,883 shares outstanding, and is net of 1,462,766 shares held in Treasury. Does not include 842,455 and 904,773 Operating units outstanding at March 31, 2004 and March 31, 2003, respectively.

(2)	Series A Preferred Shares were redeemed on June 13, 2003.

(3)	Total debt includes capital leases, mortgages and construction loans payable, notes payable, senior notes and debentures and, as of March 31, 2003, convertible subordinated debentures.

(4)	On April 7, 2004, we issued 2,186,749 common shares and used $98 million of the proceeds to repay borrowings outstanding under our revolving credit facility that we used to acquire Westgate Mall.

(5)	This information is being provided to reflect updated market conditions.

Federal Realty Investment Trust
Operational Statistics
March 31, 2004

	Three months ended	Three months ended
	March 31, 2004	March 31, 2003
Operational statistics
Ratio of earnings to fixed charges (1)	1.69x	1.48x
Ratio of earnings to combined fixed charges and preferred share dividends (1)	1.50x	1.22x
Ratio of EBITDA to combined fixed charges and preferred share dividends (1)	2.29x	1.82x
Administrative expense as a percentage of total revenues	4.35%	3.84%

	Three months ended	Three months ended
	March 31, 2004	March 31, 2003
Components of Rental Income (2)
Minimum Rents
Retail and commercial properties	$69,020	$61,425
Residential	2,942	1,427
Cost Reimbursements	16,206	14,907
Percentage rents	1,475	1,488

Total Rental Income	$89,643	$79,247

(1)	Earnings consist of income before gain (loss) on sale of real estate and fixed charges. Fixed charges consist of interest on borrowed funds (including capitalized interest), amortization of debt discount and expense and the portion of rent expense representing an interest factor. Preferred share dividends consist of dividends paid on outstanding Series A preferred shares (during the period ended March 31, 2003) and Series B preferred shares (during the period ended March 31, 2003 and March 31, 2004).

(2)	Minimum rents include $713,000 and $373,000 for the quarters ended March 31, 2004 and March 31, 2003, respectively, to recognize rent on a straight-line basis. Residential minimum rents comprises the rents at Rollingwood Apartments, The Crest at Congressional Apartments and the residential rents at Santana Row.

Federal Realty Investment Trust
Summary of Outstanding Debt
March 31, 2004

		Interest Rate as of
	Maturity	March 31, 2004			Balance
Mortgage Loans					(in thousands)
Leesburg Plaza	10/01/08	6.510%			$9,900
164 E Houston Street	10/06/08	7.500%			220
Federal Plaza	06/01/11	6.750%			35,437
Barracks Road	11/01/15	7.950%			44,102
Brick Plaza	11/01/15	7.415%			32,838
Hauppauge	11/01/15	7.950%			16,625
Lawrence Park	11/01/15	7.950%			31,259
Wildwood	11/01/15	7.950%			27,476
Wynnewood	11/01/15	7.950%			31,857
Mount Vernon	04/15/28	5.660%	(a	)	13,023
Tyson’s Station	09/01/11	7.400%			6,724
Mercer Mall	09/01/09	8.375%			4,680

					$254,141

Notes payable
Revolving credit facility	10/08/06	LIBOR + .75%	(b	)	$165,000
Term note with banks	10/08/06	LIBOR + .95%			100,000
Term note with banks	10/08/08	LIBOR + .95%	(c	)	150,000
Perring Plaza Renovation	01/31/13	10.00%			2,092
Escondido (Municipal bonds)	10/01/16	3.060%	(d	)	9,400
Other	various	various			45

					$426,537

Notes and Debentures
6.625% Notes (fixed)	12/01/05	6.625%			$40,000
6.99% Medium Term Notes	03/10/06	6.894%	(e	)	40,500
6.125% Notes	11/15/07	6.325%	(f	)	150,000
8.75% Notes	12/01/09	8.750%			175,000
4.50% Notes	02/15/11	4.500%			75,000
7.48% Debentures	08/15/26	7.480%			50,000
6.82% Medium Term Notes	08/01/27	6.820%			40,000

					$570,500

Capital lease obligations		Various through 2077	(g	)	$159,387

							Average
	Total Fixed and Variable Rate Debt				1,410,565		annualized
							interest rate
	Total fixed rate debt				$1,136,165	80.55%	6.55%
	Total variable rate debt		(h	)	274,400	19.45%	2.14%

	TOTAL DEBT AND CAPITAL LEASES				$1,410,565	100.00%	5.70%

(a)	The lender has the option to call the loan after year ten.

(b)	A $300 million three-year revolving credit facility, with a one-year extension option. In April, 2004, the Trust issued $100 million of common equity in the form of common shares and used approximately $98 million of net proceeds from that offering to pay down the revolving facility.

(c)	In January, 2004, the Trust purchased an interest rate swap on this note thereby locking in the LIBOR portion of the interest rate at 2.401% through October 2006.

(d)	The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount. The weighted average interest rate for the three months ended March 31, 2004 was 3.06%.

(e)	The Trust purchased interest rate swaps at issuance, thereby reducing the effective interest on these notes.

(f)	The Trust purchased an interest rate lock to hedge the November 2002 note offering. A loss of $1.5 million associated with this hedge is being amortized into the note offering thereby increasing the effective interest rate on these notes to 6.325%.

(g)	Average annualized interest rate on capital lease obligations as of March 31, 2004 is 8.78% on a basis of minimum rent and 11.69% including performance based participation rent paid by the Trust.

(h)	Average annualized interest rate on variable rate debt as of March 31, 2004. Assuming that the Trust’s April 2004 equity issue and subsequent paydown of the revolving credit facility occurred on March 31, 2004, the Trust’s variable rate debt exposure on March 31, 2004 would have been $176,400 or 13.4%.

Federal Realty Investment Trust
Summary of Debt Maturities
March 31, 2004

DEBT MATURITIES
  (in thousands)

						Cumulative
	Scheduled				Percent of	Percent of
Year	Amortization	Maturities	Total		Debt Expiring	Debt Expiring
2004	$2,576	$-	$2,576		0.2%	0.2%
2005	4,539	40,000	44,539		3.2%	3.4%
2006	5,037	305,500	310,537	(1)	22.0%	25.4%
2007	5,436	150,000	155,436		11.0%	36.4%
2008	5,828	159,541	165,369		11.7%	48.1%
2009	6,164	179,394	185,557		13.2%	61.3%
2010	6,639	-	6,639		0.5%	61.8%
2011	6,670	112,226	118,896		8.4%	70.2%
2012	6,178	-	6,178		0.4%	70.6%
2013	4,672	-	4,672		0.3%	70.9%
Thereafter	164,959	245,207	410,166		29.1%	100.0%

Total	$218,698	$1,191,868	$1,410,565		100.00%

Note:

(1)	Includes a $300 million three-year revolving credit facility, with a one-year extension option, and a $100 million term loan. As of March 31, 2004, $165 million had been drawn on the revolving credit facility. On April 7, 2004, approximately $98 million of this outstanding amount was paid down from the net proceeds of the Trust’s April 2004 common equity issuance.

Federal Realty Investment Trust
Summary of Redevelopment Opportunities and Santana Row
March 31, 2004

Current Redevelopment Opportunities (1) ($ millions)
			Projected	Projected	Cost to
Property	Location	Opportunity	ROI (2)	Cost (1)	Date

Projects Anticipated to Stabilize in 2004 (3)

Santana Row Phase II	San Jose, CA	Two new pad sites (Best Buy and The Container Store) and additional parking	17%	$26.6	$25.5
Santana Row Phase III	San Jose, CA	Pad site (theater)	10%	$3.8	$1.9
Garden Market	Western Springs, IL	Expansion, re-tenanting (new grocer) and new pad site (existing drug store)	10%	$2.6	$2.6
Brick Plaza	Brick, NJ	Re-tenanting (electronics)	9%	$2.2	$0.7
Bristol Plaza	Bristol, CT	Grocer relocation, canopy and façade renovation	10%	$1.9	$0.4
Perring Plaza	Baltimore, MD	Re-tenanting (sporting goods and small shops)	6%	$1.3	$0.0
Bethesda Row	Bethesda, MD	New pad site (fitness equipment)	15%	$0.8	$0.2
Old Town Center	Los Gatos, CA	Re-tenanting (office) and site improvements	12%	$0.8	$0.8
Shops at Willow Lawn	Richmond, VA	Grocer expansion	6%	$0.6	$0.6
Laurel	Laurel, MD	Grocer expansion	>20%	$0.4	$0.4
Wildwood	Bethesda, MD	Pad expansion and re-tenanting (bank)	>20%	$0.4	$0.1

Subtotal: Projects Anticipated to Stabilize in 2004 (3) (4)			15%	$41.6	$33.5

Projects Anticipated to Stabilize in 2005 (3)
Houston Street	San Antonio, TX	Retail and ground lease to Hotel Valencia	7%	$11.4	$10.6
Bala Cynwyd	Philadelphia, PA	Grocer re-location and expansion and re-tenanting (new health club)	>20%	$5.7	$0.3
Andorra	Philadelphia, PA	Re-tenanting (new health club)	14%	$4.0	$0.3
Leesburg Plaza	Leesburg, VA	Re-tenanting (office supply)	20%	$2.7	$0.1
Pan Am	Fairfax, VA	Grocer expansion, small shop re-tenanting and site improvements	6%	$2.4	$0.4
Greenlawn Plaza	Greenlawn, NY	Re-tenanting and new pad site (child care)	>20%	$2.0	$1.2
Brunswick	North Brunswick, NJ	Re-tenanting (new health club)	7%	$1.5	$0.1
Rutgers Plaza	Franklin, NJ	Grocer re-location and expansion and backfill of existing grocer space	20%	$1.4	$0.0
Lawrence Park	Broomall, PA	Grocer expansion	6%	$0.3	$0.3
Hauppauge Shopping Center	Hauppauge, NY	Pad site re-tenanting (restaurant)	18%	$0.2	$0.1

Subtotal: Projects Anticipated to Stabilize in 2005 (3) (4)			13%	$31.7	$13.6

Total: Projects Anticipated to Stabilize in 2004 and 2005 (3) (4)			14%	$73.4	$47.1

Anticipated future redevelopments stabilizing after 2005 include the final phase of Bethesda Row, Mercer Mall, Mount Vernon/South Valley, Houston Street, Rockville Town Square, Santana Row Phase IV and future phases, the Village at Shirlington and Shops at Willow Lawn. (3) (5)

Santana Row Summary (as of March 31, 2004)

	Retail Summary			Residential Summary			Financial Summary ($ millions)
									Anticipated
	Total			Total			Projected	Cost to	Stabilized	Anticipated
Description	Stores	Square Feet	% Leased	Units	Rent (6)	% Leased	Cost	Date	Yield (7)	Stabilization (3)
Phase I — Retail, residential and Hotel Valencia	115	444,549	88%	255	$1.67-$2.86	95%	$443	$440	5%	2005
Phase II — Best Buy and The Container Store	3	83,991	100%	0	n/a	n/a	$27	$26	17%	2004
Phase III — CineArts theater building	2	28,359	100%	0	n/a	n/a	$4	$2	10%	2004
Phase IV — Building 7 residential re-build	—	—	n/a	256	$2.05-$2.39	n/a	$58	$5	11%	2006

Total	120	556,899	90%	511		95%	$531	$472	6.2%

Notes:

(1)	These current redevelopment opportunities are being pursued by the Trust. There is no guaranty that the Trust will ultimately complete any or all of these opportunities, that the Projected Return on Investment (ROI) or Projected Costs will be the amounts shown or that stabilization will occur as anticipated. The projected ROI and Projected Cost are management’s best estimate based on current information and may change over time.

(2)	Projected ROI reflects only the deal specific cash, unleveraged Incremental Property Operating Income (POI) generated by the redevelopment and is calculated as Incremental POI divided by cost. Incremental POI is the POI generated by the redevelopment after deducting rent previously being paid for the redevelopment space or space taken out of service as a result of the redevelopment. Projected ROI does NOT include peripheral impacts, such as the impact on future lease rollovers at the property or the impact on the long-term value of the property.

(3)	Anticipated Stabilization is the year in which 95% occupancy of the redeveloped space is anticipated to be achieved.

(4)	All subtotals and totals reflect cost weighted-average ROIs.

(5)	These future redevelopment opportunities are being explored by the Trust. There is no guaranty that the Trust will ultimately pursue or complete any or all of these opportunities.

(6)	Range of gross rents. Market conditions have generally not required concessions on renewals, but have required concessions of up to one month on new 12 month leases. Overall average gross rent for Phase I is $2.05 per square foot per month and $2.21 per square foot per month for Phase IV. The range of rents above reflect the size and type of residential offerings for each phase.

(7)	Calculated as stabilized Property Operating Income (POI) divided by cost.

Federal Realty Investment Trust
2004 Acquisitions and Dispositions
Through March 31, 2004

Acquisitions

Date	Property	City / State	GLA	Purchase price	Anchor tenants
				(in thousands)
March 31, 2004	Westgate Mall	San Jose, CA	637,211	$97,000	Target, Safeway, Burlington Coat
					Factory, Ross Dress for Less,
					Nordstrom Rack

	Total		637,211	$97,000

Federal Realty Investment Trust
Real Estate Status Report
March 31, 2004

								Mortgage or	Grocery
			Year	Total	Ownership			Capital Lease	Anchor
Property Name	Type(1)	MSA Description	Acquired	Investment	Percentage	GLA (2)	% Leased	Obligation	GLA (3)	Grocery Anchor (3)	Other Principal Tenants
				(in thousands)				(in thousands)
Mid-Atlantic Region
Washington Metropolitan Area
Bethesda Row	SR	Washington, DC-MD-VA-WV	1993-98	79,874	(4)	440,000	97%	12,576	40,000	Giant Food	Barnes & Noble / Landmark Theater
Congressional Plaza	SC	Washington, DC-MD-VA-WV	1965	66,235 (5)	64.1%	339,000	100%		28,000	Whole Foods	Buy Buy Baby / Container Store / Tower
Courthouse Center	SC	Washington, DC-MD-VA-WV	1997	4,554	(6)	37,000	100%
Falls Plaza	SC	Washington, DC-MD-VA-WV	1967	8,150	100.0%	73,000	100%		51,000	Giant Food
Falls Plaza-East	SC	Washington, DC-MD-VA-WV	1972	3,324	100.0%	71,000	96%				CVS / Staples
Federal Plaza	SC	Washington, DC-MD-VA-WV	1989	61,967	100.0%	247,000	98%	35,437			TJ Maxx / CompUSA / Ross
Friendship Center	SR	Washington, DC-MD-VA-WV	2001	33,309	100.0%	119,000	100%				Borders / Linens 'n Things / Maggiano's
Gaithersburg Square	SC	Washington, DC-MD-VA-WV	1993	23,902	100.0%	215,000	90%				Bed, Bath & Beyond / Borders / Ross
Idylwood Plaza	SC	Washington, DC-MD-VA-WV	1994	14,919	100.0%	73,000	100%		30,000	Whole Foods
Laurel	SC	Washington, DC-MD-VA-WV	1986	45,667	99.9%	384,000	98%		40,000	Giant Food	Marshalls / Toys R Us
Leesburg Plaza	SC	Washington, DC-MD-VA-WV	1998	20,899	(6)	247,000	68%	9,900	55,000	Giant Food	Pier One
Loehmann’s Plaza	SC	Washington, DC-MD-VA-WV	1983	26,061	(6)	251,000	98%				Bally's / Linens 'n Things / Loehmann's
Magruder’s Center	SC	Washington, DC-MD-VA-WV	1997	9,801	(6)	109,000	81%		31,000	Magruders
Mid-Pike Plaza	SC	Washington, DC-MD-VA-WV	1982	17,280	(7)	304,000	100%	10,041			Linens 'n Things / Toys R Us / Bally's / AC Moore
Mount Vernon	SC	Washington, DC-MD-VA-WV	2003	20,050	(6)	254,000	65%	13,023	54,000	Shoppers Food Warehouse
Old Keene Mill	SC	Washington, DC-MD-VA-WV	1976	5,153	100.0%	92,000	100%		24,000	Whole Foods
Pan Am	SC	Washington, DC-MD-VA-WV	1993	25,199	100.0%	218,000	99%		33,000	Safeway	Micro Center / Michaels
Pentagon Row	SR	Washington, DC-MD-VA-WV	1999	87,434	100.0%	296,000	100%		45,000	Harris Teeter	Bally's / Bed, Bath & Beyond / DSW / Cost Plus
Pike 7	SC	Washington, DC-MD-VA-WV	1997	33,435	100.0%	164,000	97%				Staples / TJ Maxx / Tower
Plaza del Mercado	SC	Washington, DC-MD-VA-WV	2003	20,602	100.0%	96,000	94%		25,000	Giant Food	CVS
Quince Orchard	SC	Washington, DC-MD-VA-WV	1993	19,485	100.0%	252,000	100%		24,000	Magruders	Circuit City / Staples
Rockville Town Square	SR	Washington, DC-MD-VA-WV	2004	1,217	N/A	N/A	N/A	N/A		Magruders (signed)
Rollingwood Apartments	SR	Washington, DC-MD-VA-WV	1971	6,702	100.0%	N/A	97%
Sam’s Park & Shop	SR	Washington, DC-MD-VA-WV	1995	11,789	100.0%	49,000	95%				Petco
South Valley	SC	Washington, DC-MD-VA-WV	2003	14,361	(6)	218,000	86%				Home Depot / TJ Maxx
Tower	SC	Washington, DC-MD-VA-WV	1998	18,709	100.0%	106,000	99%				Virginia Fine Wine / Talbot
Tyson’s Station	SC	Washington, DC-MD-VA-WV	1978	3,351	100.0%	50,000	85%	6,724			Trader Joes
Village of Shirlington	SR	Washington, DC-MD-VA-WV	1995	33,222	100.0%	204,000	98%				Cineplex Odeon, Carlyle Grand Café
Wildwood	SC	Washington, DC-MD-VA-WV	1969	16,973	100.0%	86,000	99%	27,476	20,000	Sutton Place Gourmet	CVS

				733,625		4,994,000	94%
Mid-Atlantic Region — Other
Governor Plaza	SC	Baltimore, MD	1985	18,659	99.9%	269,000	100%				Bally's / Comp USA / Syms / Office Depot
Perring Plaza	SC	Baltimore, MD	1985	24,023	99.9%	401,000	88%		58,000	Shoppers Food Warehouse	Home Depot / Burlington Coat Factory
Barracks Road	SC	Charlottesville, VA	1985	39,622	100.0%	483,000	97%	44,102	91,000	Harris Teeter / Kroger	Bed, Bath & Beyond / Barnes & Noble / Old Navy
Winter Park	SR	Orlando, FL	1996	6,878	100.0%	28,000	74%
Eastgate	SC	Raleigh-Durham-Chapel Hill, NC	1986	17,284	100.0%	159,000	90%		23,000	Southern Season	Stein Mart
Shops at Willow Lawn	SC	Richmond-Petersburg, VA	1983	60,968	99.9%	488,000	73%		60,000	Kroger	Old Navy / Tower Records

				167,434		1,828,000	88%
		Total Mid-Atlantic Region		901,058		6,822,000	92%
Northeast Region
Philadelphia Metropolitan Area
Andorra	SC	Philadelphia, PA-NJ	1988	19,888	99.9%	259,000	98%		24,000	Acme Markets	Kohl's / Staples
Bala Cynwyd	SC	Philadelphia, PA-NJ	1993	24,154	100.0%	281,000	100%		45,000	Acme Markets	Lord & Taylor
Ellisburg Circle	SC	Philadelphia, PA-NJ	1992	28,788	100.0%	268,000	100%		47,000	Genuardi's	Bed, Bath & Beyond / Ross
Feasterville	SC	Philadelphia, PA-NJ	1980	11,656	100.0%	111,000	100%		53,000	Genuardi's	OfficeMax
Flourtown	SC	Philadelphia, PA-NJ	1980	8,788	100.0%	187,000	54%		42,000	Genuardi's
Langhorne Square	SC	Philadelphia, PA-NJ	1985	17,642	100.0%	216,000	88%		55,000	Redner's Warehouse Mkts.	Marshalls
Lawrence Park	SC	Philadelphia, PA-NJ	1980	25,841	100.0%	345,000	94%	31,259	53,000	Acme Markets	CHI / TJ Maxx / CVS
Northeast	SC	Philadelphia, PA-NJ	1983	21,898	100.0%	292,000	96%				Burlington Coat / Marshalls / Tower Records
Willow Grove	SC	Philadelphia, PA-NJ	1984	26,264	100.0%	215,000	100%				Barnes & Noble / Marshalls / Toys R Us
Wynnewood	SC	Philadelphia, PA-NJ	1996	35,264	100.0%	255,000	99%	31,857	98,000	Genuardi's	Bed, Bath & Beyond / Borders / Old Navy

				220,183		2,429,000	94%
New York / New Jersey
Allwood	SC	Bergen-Passaic, NJ	1988	4,301	(7)	52,000	100%	3,498	25,000	Stop & Shop	Mandee Shop
Clifton	SC	Bergen-Passaic, NJ	1988	4,956	(7)	80,000	66%	3,253			Drug Fair / Dollar Express
Blue Star	SC	Middlesex-Somerset-Hunterdon, NJ	1988	39,537	(7)	407,000	97%	26,700	43,000	Shop Rite	Kohl's / Michaels / Toys R Us / Marshalls
Brunswick	SC	Middlesex-Somerset-Hunterdon, NJ	1988	24,019	(7)	303,000	97%	11,115	55,000	A&P
Rutgers	SC	Middlesex-Somerset-Hunterdon, NJ	1988	15,925	(7)	217,000	99%	12,875	44,000	Stop & Shop	Kmart
Brick Plaza	SC	Monmouth-Ocean, NJ	1989	54,595	100.0%	409,000	95%	32,838	66,000	A&P	Loews Theatre / Barnes&Noble / Sports Authority
Greenlawn Plaza	SC	Nassau-Suffolk, NY	2000	11,159	100.0%	92,000	100%		46,000	Waldbaum's
Hauppauge	SC	Nassau-Suffolk, NY	1998	26,345	100.0%	131,000	100%	16,625	61,000	Shop Rite

Federal Realty Investment Trust
Real Estate Status Report
March 31, 2004

								Mortgage or	Grocery
			Year	Total	Ownership			Capital Lease	Anchor
Property Name	Type(1)	MSA Description	Acquired	Investment	Percentage	GLA (2)	% Leased	Obligation	GLA (3)	Grocery Anchor (3)	Other Principal Tenants
				(in thousands)				(in thousands)
Huntington	SC	Nassau-Suffolk, NY	1988	22,454	(7)	279,000	100%	14,284			Buy Buy Baby / Toys R Us / Bed, Bath & Beyond / Barnes & Noble
Forest Hills	SR	New York, NY	1997	23,969	100.0%	86,000	100%				Midway Theatre / Duane Reade / Gap
Fresh Meadows	SC	New York, NY	1997	64,692	100.0%	408,000	97%			Pathmark (signed)	Value City / Kohl's / Cineplex Odeon
Troy	SC	Newark, NJ	1980	20,540	100.0%	202,000	99%		64,000	Pathmark	A.C.Moore / Comp USA / Toys R Us
Hamilton	SC	Trenton, NJ	1988	8,102	(7)	190,000	100%	4,823	53,000	Shop Rite	A.C.Moore / Stevens Furniture
Mercer Mall	SC	Trenton, NJ	2003	83,522	(7)	360,000	85%	59,994	(12)	Shop Rite	Bed, Bath & Beyond / DSW / TJ Maxx

				404,116		3,216,000	96%
New England
Dedham Plaza	SC	Boston-Worcester-Lawrence-Lowell-Brockton, MA	1993	29,699	100.0%	243,000	95%		80,000	Star Market	Pier One
Queen Anne Plaza	SC	Boston-Worcester-Lawrence-Lowell-Brockton, MA	1994	14,801	100.0%	149,000	100%		50,000	Victory Supermarket	TJ Maxx
Saugus Plaza	SC	Boston-Worcester-Lawrence-Lowell-Brockton, MA	1996	13,184	100.0%	171,000	100%		55,000	Super Stop & Shop	Kmart
Bristol Plaza	SC	Hartford, CT	1995	22,314	100.0%	279,000	95%		57,000	Super Stop & Shop	TJ Maxx
West Hartford	SR	Hartford, CT	1994-1996	8,003	100.0%	62,000	69%
Greenwich Avenue	SR	New Haven-Bridgeport-Stamford-Waterbury	1994-1996	15,993	100.0%	42,000	100%				Saks Fifth Avenue

				103,994		946,000	95%
Chicago
Crossroads	SC	Chicago, IL	1993	21,825	100.0%	173,000	97%				Comp USA / Golfsmith / Guitar Center
Finley Square	SC	Chicago, IL	1995	28,662	100.0%	313,000	100%				Bed, Bath & Beyond / Sports Authority
Garden Market	SC	Chicago, IL	1994	11,122	100.0%	140,000	99%		63,000	Dominick's	Walgreens
North Lake Commons	SC	Chicago, IL	1994	13,026	100.0%	129,000	93%		77,000	Dominick's
Evanston	SR	Chicago, IL	1995	3,220	100.0%	12,000	100%				Gap

				77,855		767,000	98%
Northeast Region — Other
Gratiot Plaza	SC	Detroit, MI	1973	16,640	100.0%	218,000	86%		69,000	Farmer Jack's	Bed, Bath & Beyond / Best Buy
Lancaster	SC	Lancaster, PA	1980	10,617	(7)	107,000	97%	4,907	39,000	Giant Food

				27,257		325,000	89%
		Total Northeast Region		833,405		7,684,000	95%
West Region
California
Colorado Blvd	SR	Los Angeles-Long Beach, CA	1996-1998	15,021	(8)	69,000	99%				Pottery Barn / Banana Republic
Hermosa Ave	SR	Los Angeles-Long Beach, CA	1997	4,592	90.0%	23,000	100%
Hollywood Blvd	SR	Los Angeles-Long Beach, CA	1999	24,668	90.0%	151,000	87%				Hollywood Entertainment Museum
Third St Promenade	SR	Los Angeles-Long Beach, CA	1996-2000	73,792	(9)	209,000	99%				J. Crew / Banana Republic / Old Navy / Abercrombie & Fitch
Escondido	SC	San Diego, CA	1996	24,923	70.0%	222,000	95%				Cost Plus / TJ Maxx / Toys R Us
Fifth Ave	SR	San Diego, CA	1996-1997	12,198	(10)	51,000	92%				Urban Outfitters
150 Post Street	SR	San Francisco, CA	1997	30,467	100.0%	101,000	64%				Brooks Brothers
Kings Court	SC	San Jose, CA	1998	11,409	(6)	79,000	98%		25,000	Lunardi's Super Market	Longs Drug Store
Old Town Center	SR	San Jose, CA	1997	33,368	100.0%	95,000	93%				Borders / Gap Kids / Banana Republic
Westgate	SC	San Jose, CA	2004	97,135	100.0%	637,000	98%		38,000	Safeway	Target / Burlington Coat Factory
Santana Row (Phase I & II)	SR	San Jose, CA	1997	462,441	100.0%	529,000	88%				Crate & Barrel / Container Store / Best Buy /Borders

				790,014		2,166,000	92%
West Region — Other
Mill Avenue	SR	Phoenix-Mesa, AZ	1998	11,102	(11)	39,000	100%				Gordon Biersch
Houston St	SR	San Antonio, TX	1998	61,369	100.0%	166,000	71%	220

				72,471		205,000	76%
		Total West Region		862,485		2,371,000	91%

Total				2,596,948		16,877,000	93%	413,527

Notes:

(1)	SR — Street Retail; SC — Shopping Center

(2)	Excludes redevelopment square footage not yet in service, Santana Row residential, future phases of Santana Row, Rollingwood and The Crest at Congressional Apartments.

(3)	Grocery anchor is defined as a grocery tenant leasing 15,000 square feet or more.

(4)	Portion of property subject to capital lease obligation.

(5)	Total investment includes dollars associated with the 146 units of The Crest at Congressional.

(6)	Property owned in a “downreit” partnership, of which a wholly owned subsidiary of the Trust is the sole general partner, with third party partners holding operating partnership units.

(7)	Property subject to capital lease obligation.

(8)	Consists of two properties, one at 100% and one at 90%.

(9)	Consists of nine properties, seven at 100% and two at 90%.

(10)	Consists of four properties, three at 100% and one at 90%.

(11)	Consists of two properties, one at 100% and one at 85%.

(12)	GLA for Shop Rite currently under construction.

Federal Realty Investment Trust
Shopping Center / Street Retail Summary
March 31, 2004

Shopping Center Summary
(in thousands, except square footage data)

	For the three months ended March 31,
	2004	2003
Real Estate Assets, at cost	$1,557,538	$1,327,542

Rental Income (1)	$61,513	$57,765
Other Property Income	1,704	2,376
Interest Income	302	235

Total Revenues	63,519	60,376

Rental Expense	12,754	13,085
Real Estate Tax Expense	6,804	6,015

Total Property Operating Expenses	19,558	19,100

Property Operating Income (2)	$43,961	$41,276

Square Feet (3)	14,114,000	13,030,000

Street Retail Summary
(in thousands, except square footage data)
	For the three months ended March 31,
	2004	2003
Real Estate Assets, at cost (2)	$1,039,410	$1,045,625

Rental Income (1)	$28,130	$21,482
Other Property Income	3,387	1,707
Interest Income	1,137	980

Total Revenues	32,654	24,169

Rental Expense	9,647	8,442
Real Estate Tax Expense	2,419	1,721

Total Property Operating Expenses	12,066	10,163

Property Operating Income (2)	$20,588	$14,006

Square Feet (3)	2,770,000	2,668,000

Notes:

(1)	Includes rent revenue from residential units amounting to a total of $2.9 million in 2004 and $1.4 million in 2003 related to Santana Row, Rollingwood Apartments and The Crest at Congressional Apartments.

(2)	All components of property operating income for the periods ended March 31, 2004 and 2003 have been restated for discontinued operations.

(3)	Excludes redevelopment square footage not yet in service. Does not include any future phases of Santana Row or residential square footage at Santana Row, Rollingwood Apartments or The Crest at Congressional Apartments.

Federal Realty Investment Trust
Retail Leasing Summary (1) — Comparable Basis
March 31, 2004

New Lease Summary — Comparable (2)

							Cash	Straight-
							Basis	lined
							%	Basis %
	Number	% of		Contractual	Prior		Increase	Increase	Weighted		Tenant
	of	Total		Rent (3)	Rent (4)	Annual	Over	Over	Average	Tenant	Improvements
	Leases	Leases	GLA	Per	Per	Increase	Prior	Prior	Lease	Improvements	Per
Quarter	Signed	Signed	Signed	Sq. Ft.	Sq. Ft.	in Rent	Rent	Rent	Term (5)	(6)	Sq. Ft.
1st Quarter 2004	42	57%	272,835	$19.93	$16.46	$948,063	21%	30%	9.9	$2,754,080	$10.09
4th Quarter 2003	33	45%	124,333	$23.90	$18.88	$623,990	27%	38%	7.8	$3,700,718	$29.76
3rd Quarter 2003	28	38%	218,307	$14.21	$11.82	$522,865	20%	28%	10.9	$2,596,768	$11.90
2nd Quarter 2003	28	43%	87,912	$25.26	$20.29	$436,197	24%	28%	8.3	$443,910	$5.05

Total - 12 months	131	46%	703,387	$19.52	$15.93	$2,531,115	23%	31%	9.4	$9,495,476	$13.50

Renewal Lease Summary — Comparable (2) (7)

							Cash	Straight-
							Basis	lined
							%	Basis %
	Number	% of		Contractual	Prior		Increase	Increase	Weighted		Tenant
	of	Total		Rent (3)	Rent (4)	Annual	Over	Over	Average	Tenant	Improvements
	Leases	Leases	GLA	Per	Per	Increase	Prior	Prior	Lease	Improvements	Per
Quarter	Signed	Signed	Signed	Sq. Ft.	Sq. Ft.	in Rent	Rent	Rent	Term (5)	(6)	Sq. Ft.
1st Quarter 2004	32	43%	102,220	$27.45	$24.98	$252,272	10%	22%	5.7	$70,000	$0.68
4th Quarter 2003	40	55%	124,683	$26.95	$25.59	$169,950	5%	19%	4.8	$47,000	$0.38
3rd Quarter 2003	45	62%	189,521	$21.41	$19.44	$373,441	10%	21%	5.0	$536,173	$2.83
2nd Quarter 2003	37	57%	165,717	$18.83	$17.24	$264,509	9%	23%	7.0	$106,700	$0.64

Total - 12 months	154	54%	582,141	$22.92	$21.10	$1,060,172	9%	21%	5.6	$759,873	$1.31

Total Lease Summary — Comparable (2)

							Cash	Straight-
							Basis	lined
							%	Basis %
	Number	% of		Contractual	Prior		Increase	Increase	Weighted		Tenant
	of	Total		Rent (3)	Rent (4)	Annual	Over	Over	Average	Tenant	Improvements
	Leases	Leases	GLA	Per	Per	Increase	Prior	Prior	Lease	Improvements	Per
Quarter	Signed	Signed	Signed	Sq. Ft.	Sq. Ft.	in Rent	Rent	Rent	Term (5)	(6)	Sq. Ft.
1st Quarter 2004	74	100%	375,055	$21.98	$18.78	$1,200,335	17%	27%	8.5	$2,824,080	$7.53
4th Quarter 2003	73	100%	249,016	$25.43	$22.24	$793,940	14%	27%	6.2	$3,747,718	$15.05
3rd Quarter 2003	73	100%	407,828	$17.56	$15.36	$896,306	14%	24%	7.5	$3,132,941	$7.68
2nd Quarter 2003	65	100%	253,629	$21.06	$18.30	$700,706	15%	25%	7.5	$550,610	$2.17

Total - 12 months	285	100%	1,285,528	$21.06	$18.27	$3,591,287	15%	26%	7.5	$10,255,349	$7.98

Notes:

(1)	Leases on this report represent retail activity only; office and residential leases are not included.

(2)	Comparable leases represent those leases signed on spaces for which there was a former tenant.

(3)	Contractual Rent represents contractual Minimum Rent under the new lease for the first 12 months of the term.

(4)	Prior Rent represents Minimum Rent and Percentage Rent paid by the prior tenant in the final 12 months of the term.

(5)	Weighted average is determined on the basis of square footage.

(6)	See Glossary of Terms.

(7)	Renewal leases represent expiring leases rolling over with the same tenant. All other leases are categorized as new.

Federal Realty Investment Trust
Retail Leasing Summary (1) — Non-Comparable Basis (cash, non-straight-lined basis)
March 31, 2004

Total Lease Summary — Non-Comparable (2)

Notes:

	Number	% of		Contractual	Weighted		Tenant
	of	Total		Rent (3)	Average	Tenant	Improvements
	Leases	Leases	GLA	Per	Lease	Improvements	Per
Quarter	Signed	Signed	Signed	Sq. Ft.	Term (4)	(5)	Sq. Ft.
1st Quarter 2004	10	100%	78,843	$24.69	13.7	$25,000	$0.32
4th Quarter 2003	6	100%	21,867	$36.64	8.9	$84,425	$3.86
3rd Quarter 2003	11	100%	85,426	$24.59	17.3	$50,000	$0.59
2nd Quarter 2003	13	100%	72,079	$15.28	18.1	$1,050,000	$14.57

Total - 12 months	40	100%	258,215	$23.04	15.1	$1,209,425	$4.68

(1)	Leases on this report represent retail activity only; office and residential leases are not included.

(2)	Non-comparable leases represent those leases signed on spaces for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

(3)	Contractual Rent represents contractual Minimum Rent under the new lease for the first 12 months of the term.

(4)	Weighted average is determined on the basis of square footage.

(5)	See Glossary of Terms.

Federal Realty Investment Trust
Lease Expirations
March 31, 2004

Assumes no exercise of lease options

	Anchor Tenants (1)			Small Shop Tenants			Total
	Expiring	% of	Minimum Rent	Expiring	% of Small	Minimum Rent	Expiring	% of	Minimum Rent
Year	SF (2)	Anchor SF	PSF (3)	SF (2)	Shop SF	PSF (3)	SF (2)	Total SF	PSF (3)
2004	178,000	2%	$7.51	502,000	7%	$20.58	680,000	4%	$17.16
2005	456,000	5%	$12.00	858,000	13%	$22.66	1,314,000	9%	$18.96
2006	504,000	6%	$10.42	869,000	13%	$23.93	1,373,000	9%	$18.97
2007	915,000	11%	$8.63	1,011,000	15%	$23.85	1,926,000	13%	$16.62
2008	850,000	10%	$12.44	874,000	13%	$22.98	1,724,000	11%	$17.78
2009	1,059,000	12%	$9.53	688,000	10%	$26.14	1,747,000	11%	$16.07
2010	353,000	4%	$13.01	369,000	6%	$21.68	722,000	5%	$17.44
2011	376,000	4%	$18.32	468,000	7%	$29.23	844,000	6%	$24.37
2012	584,000	7%	$13.21	367,000	5%	$33.98	951,000	6%	$21.23
2013	662,000	8%	$14.17	251,000	4%	$32.17	913,000	6%	$19.12
Thereafter	2,573,000	30%	$14.57	445,000	7%	$28.69	3,018,000	20%	$16.65

Total	8,510,000	100%	$12.54	6,702,000	100%	$25.03	15,212,000	100%	$18.04

Assumes lease options are exercised

	Anchor Tenants (1)			Small Shop Tenants			Total
	Expiring	% of	Minimum Rent	Expiring	% of Small	Minimum Rent	Expiring	% of	Minimum Rent
Year	SF (2)	Anchor SF	PSF (3)	SF (2)	Shop SF	PSF (3)	SF (2)	Total SF	PSF (3)
2004	55,000	1%	$4.36	378,000	6%	$20.03	433,000	3%	$18.04
2005	19,000	0%	$15.58	550,000	8%	$22.88	569,000	4%	$22.64
2006	54,000	1%	$12.28	508,000	8%	$25.91	562,000	4%	$24.60
2007	174,000	2%	$8.39	589,000	9%	$24.19	763,000	5%	$20.59
2008	165,000	2%	$10.83	532,000	8%	$23.35	697,000	5%	$20.39
2009	268,000	3%	$11.49	489,000	7%	$28.26	757,000	5%	$22.32
2010	158,000	2%	$13.42	349,000	5%	$24.89	507,000	3%	$21.32
2011	114,000	1%	$15.01	500,000	7%	$23.34	614,000	4%	$21.79
2012	238,000	3%	$12.96	432,000	6%	$27.77	670,000	4%	$22.51
2013	263,000	3%	$11.25	329,000	5%	$26.48	592,000	4%	$19.72
Thereafter	7,002,000	82%	$12.75	2,046,000	31%	$25.84	9,048,000	59%	$15.71

Total	8,510,000	100%	$12.54	6,702,000	100%	$25.03	15,212,000	100%	$18.04

Notes:

(1)	Anchor is defined as a tenant leasing 15,000 square feet or more.

(2)	Represents occupied square footage as of March 31, 2004.

(3)	Minimum Rent reflects in-place contractual rent as of March 31, 2004.

Federal Realty Investment Trust
Portfolio Leasing Statistics
March 31, 2004

Overall Portfolio Statistics (1)

	At March 31, 2004			At March 31, 2003
Type	Size	Leased	Leased %	Size	Leased	Leased %
Retail Properties:
Including Santana Row Phase I & II (2)	16,877,000	15,748,000	93.3%	15,698,000	14,806,000	94.3%
Residential Properties:
Residential Units (3)	683	653	95.6%	602	530	88.0%

Same Center Statistics (1)

	At March 31, 2004			At March 31, 2003
Type	Size	Leased	Leased %	Size	Leased	Leased %
Retail Properties (4):
Excluding properties under redevelopment (leasable square feet) (2)	12,680,000	12,195,000	96.2%	12,646,000	12,169,000	96.2%
Residential Properties:
Rollingwood Apartments (# of units)	282	273	96.8%	282	278	98.6%

Notes:

(1)	See Glossary of Terms.

(2)	Leasable square feet; excludes redevelopment square footage not yet placed in service.

(3)	Includes Rollingwood, Santana Row residential and The Crest at Congressional Apartments. For 2003, only Rollingwood was fully operational; numbers for Santana Row and The Crest represent units available for lease as of March 31, 2003.

(4)	Excludes centers purchased or sold.

Federal Realty Investment Trust
Summary of Top 25 Tenants
March 31, 2004

			Percentage of
		Annualized Base	Total Annualized			Percentage of	Number of
Rank	Tenant Name	Rent	Base Rent	Tenant GLA		Total GLA	Stores Leased
1	Safeway, Inc.	$6,510,000	2.36%	472,000		2.80%	8
2	Gap, Inc., The	$6,354,000	2.30%	232,000		1.37%	12
3	Ahold USA, Inc.	$6,157,000	2.23%	527,000		3.12%	11
4	Bed, Bath & Beyond, Inc.	$5,619,000	2.04%	397,000		2.35%	9
5	Barnes & Noble, Inc.	$4,214,000	1.53%	194,000		1.15%	20
6	TJX Companies, The	$3,747,000	1.36%	369,000		2.19%	11
7	CVS Corporation	$3,741,000	1.36%	173,000		1.03%	14
8	Best Buy Stores, L.P.	$3,550,000	1.29%	103,000		0.61%	4
9	Toys R Us, Inc.	$3,246,000	1.18%	347,000		2.06%	11
10	Borders Group, Inc.	$2,780,000	1.01%	135,000		0.80%	5
11	OPNET Technologies, Inc.	$2,478,000	0.90%	60,000		0.36%	1
12	Great Atlantic &Pacific Tea Co	$2,380,000	0.86%	239,000		1.42%	4
13	Dollar Tree Stores, Inc.	$2,357,000	0.85%	183,000		1.08%	18
14	MTS, Inc.	$2,315,000	0.84%	91,000		0.54%	5
15	Home Depot, Inc.	$2,207,000	0.80%	244,000		1.45%	3
16	Container Store, Inc., The	$2,137,000	0.77%	52,000		0.31%	2
17	Wakefern Food Corporation	$1,991,000	0.72%	157,000		0.93%	3
18	Bally's Health & Tennis	$1,976,000	0.72%	156,000		0.92%	5
19	Retail Ventures, Inc.	$1,969,000	0.71%	86,000		0.51%	3
20	Michaels Stores, Inc.	$1,945,000	0.71%	170,000		1.01%	6
21	Dress Barn, Inc.	$1,928,000	0.70%	93,000		0.55%	13
22	CompUSA, Inc.	$1,921,000	0.70%	108,000		0.64%	4
23	Kohl's Corporation	$1,905,000	0.69%	356,000		2.11%	3
24	Linens' N Things	$1,738,000	0.63%	108,000		0.64%	3
25	Staples, Inc.	$1,731,000	0.63%	91,000		0.54%	5
	Totals - Top 25 Tenants	$76,896,000	27.88%	5,143,000		30.47%	183

	Total Annualized Base Rent:	$275,804,000 (1)
	Total Portfolio Square Footage:			16,877,000	(2)

Note:

(1)	Reflects annual in-place contractual rent as of March 31, 2004.

(2)	Excludes redevelopment square footage not yet placed in service.

Federal Realty Investment Trust
Reconciliation of 2004 EPS to 2004 FFO Guidance
March 31, 2004

($ millions except per share amounts)

	Forecast			Per Share
Net income Available to Common Shareholders	$63	to	$65	$1.22	to	$1.25
Depreciation and Amortization of Real Estate Assets	82		82	1.57		1.57
Income Attributable to Operating Partnership Units	1		1	0.02		0.02

Funds from Operations	$146	to	$148	$2.81	to	$2.84

Weighted Average Shares (diluted)	52.1

Glossary of Terms

EBITDA: EBITDA is a non-GAAP measure that means net income or loss plus interest expense, income taxes, depreciation and amortization; adjusted for gain or loss on sale of assets, impairment provisions, provision for loss on equity securities and other nonrecurring expenses. EBITDA is presented because it provides useful information regarding our ability to service debt. EBITDA should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of EBITDA, adjusted for discontinued operations, to net income for the three months ended March 31, 2004 and 2003 is as follows:

	For the Three Months
	Ended March 31,
	(in thousands)
	2004	2003
Net income	$17,246	$16,376
Depreciation and amortization	20,622	17,333
Interest	21,319	17,579
(Gain) on sale of real
estate	(57)	—

EBITDA	$59,130	$51,288

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies’ operating performances. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as follows: income available for common shareholders before depreciation and amortization of real estate assets and before extraordinary items less gains and losses on sale of real estate. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

Property Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Overall Portfolio: Includes all operating properties owned in reporting period.

Same Center: Excludes centers purchased or sold.

Tenant improvements: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.